FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) November 24, 2004
                                                         -----------------

                  ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


   Colorado                   000-50764                     20-0003432
---------------              ----------              --------------------------
(State or other              (Commission             (IRS Employer File Number)
jurisdiction of              File No.)
incorporation)


              1440 Blake Street, Suite 310, Denver, Colorado 80202
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (303) 468-3974
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Across America Real Estate Development Corp. and its subsidiaries.


Item 1.01
Entry into a Material Agreement
-------------------------------

On November 2004, the Company has entered into an arrangement with Charmar Property Acquisitions, Inc., a California corporation (Charmar), a builder and developer of commercial property. Charmar plans to develop a Lone Star Restaurant in Corona, California. The parties have formed a limited liability company for the development of the identified property. The name of the limited liability company is L-S Corona Point, LLC, a California limited liability company. Charmar owns 49.99% of L-S Corona Point, LLC. The Company owns 50.01% of L-S Corona Point, LLC, through a subsidiary Colorado limited liability company known as CCI Corona, LLC. The parties will split the profits each 50% from the proceeds of the sale of the project after all development and construction costs and interest and fee expenses are paid and settled. However, the Company will receive the first discretionary cash distributions of $91,400 through CCI Corona, LLC. Next, the Company will receive discretionary cash distributions of $80,400 through CCI Corona, LLC. Charmar will receive the next discretionary cash distributions of $80,000. Thereafter the entities will divide the remainder based upon the 50/50 profit split. The Company expects to start funding this project immediately.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    Across America Real Estate Development Corp.



Dated: November 24, 2004            By  /s/ Alexander V. Lagerborg
                                        --------------------------
                                        Alexander V. Lagerborg,
                                        Chief Executive Officer